                                                                    EXHIBIT 23.3

                                    CONSENT

     I consent to the use of my name under the caption "Management" in the prospectus included in Amendment No. 3 to the Registration Statement on Form S-1 of Rofin-Sinar Technologies Inc. as a person to be appointed to the Board of Directors of Rofin-Sinar Technologies Inc. and to the inclusion of the other information relating to me under said caption and under the caption "Underwriting."

                                   /s/ Gary K. Willis
                                  __________________________
                                     Gary K. Willis


Middlefield, Connecticut
September 23, 1996
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                                    CONSENT

     I consent to the use of my name under the caption "Management" in the prospectus included in Amendment No. 3 to the Registration Statement on Form S-1 of Rofin-Sinar Technologies Inc. as a person to be appointed to the Board of Directors of Rofin-Sinar Technologies Inc. and to the inclusion of the other information relating to me under said caption and under the caption "Underwriting."

                                        /s/ Ralph E. Reins
                                        ______________________
                                            Ralph E. Reins


Toledo, Ohio
September 23, 1996

                                    CONSENT

     I consent to the use of my name under the caption "Management" in the prospectus included in Amendment No. 3 to the Registration Statement on Form S-1 of Rofin-Sinar Technologies Inc. as a person to be appointed to the Board of Directors of Rofin-Sinar Technologies Inc. and to the inclusion of the other information relating to me under said caption and under the caption "Underwriting."

                                            /s/ William R. Hoover
                                            __________________________
                                                William R. Hoover


El Segundo, California
September 23, 1996